UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2012

VWR Funding, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-124100	56-2445503
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Matsonford Road P.O. Box 6660 Radnor, PA		19087
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 386-1700

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

VWR International, LLC, a direct, wholly owned subsidiary of VWR Funding, Inc., is participating in Deutsche Bank’s 20th Annual Leveraged Finance Conference to be held October 9-11, 2012 at the Phoenician in Scottsdale, Arizona.

James Kalinovich, Vice President and Corporate Treasurer of VWR International and VWR Funding, is scheduled to present at 2:20 p.m. Pacific Time (5:20 p.m. Eastern Time) on Wednesday, October 10th.

A copy of the slides to be used by Mr. Kalinovich during the presentation is attached as Exhibit 99.1 and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Slides to be used during Mr. Kalinovich’s October 10, 2012 presentation at Deutsche Bank’s 20th Annual Leveraged Finance Conference

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VWR Funding, Inc.

Date: October 10, 2012

	By:	/ s/ Theresa A. Balog
	Name:	Theresa A. Balog
	Title:	Vice President and Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description

99.1	Slides to be used during Mr. Kalinovich’s October 10, 2012 presentation at Deutsche Bank’s 20th Annual Leveraged Finance Conference

4